Schedule 14A Information

 Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.____)

Filed by the Registrant        [x]

Filed by a party other than the Registrant    [  ]

Check the appropriate box:

[  ]            Preliminary Proxy Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]           Definitive Proxy Statement

[  ]           Definitive Additional Materials

[  ]          Soliciting Material under Section 240.14a-12

               Southern Security Bank Corporation
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)           Title of each class of securities to which transaction applies:

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(2)           Aggregate number of securities to which transaction applies:

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(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)           Proposed maximum aggregate value of transaction:

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[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)           Form, Schedule or Registration Statement No.:

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PRELIMINARY COPY

SOUTHERN SECURITY BANK CORPORATION
3475 SHERIDAN STREET
HOLLYWOOD FLORIDA 33021

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 30, 2002

To the Shareholders of Southern Security Bank Corporation:

Notice is hereby given that a Special Meeting of the Shareholders of Southern Security Bank Corporation will be held at its principal office located at 3475 Sheridan Street Hollywood, Florida, on Tuesday, July 30, 2002, at 9:30 a.m. local time for the following purposes:

  To consider and take action upon approval of an amendment to Southern Security's Certificate of Incorporation to change the name of the corporation to PanAmerican Bancorp.

  To consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 10, 2002 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on by shareholders.

July 15, 2002	By Order of the Board of Directors,
Philip C. Modder
President and CEO

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING,
PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND
RETURN IT IN THE ENCLOSED PREPAID ENVELOPE

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

SOUTHERN SECURITY BANK CORPORATION
3475 SHERIDAN STREET
HOLLYWOOD, FLORIDA 33021
(954) 985-3900

This Proxy Statement is furnished to the holders of common shares of Southern Security Bank Corporation ("Southern Security") stock in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") for use at the Special Meeting of Shareholders of Southern Security to be held on Tuesday, July 30, 2002 (the "Special Meeting"), or any adjournment thereof. This Proxy Statement and form of proxy are first being sent or given to shareholders on or about July 15, 2002.

Shareholders who execute proxies will retain the right to revoke them at any time before they are exercised. If you sign and return the enclosed proxy, the common shares represented thereby will be voted for approval of the amendment to the Certificate of Incorporation (the "Certificate") to change the name of the corporation to PanAmerican Bancorp.

Under the Delaware General Corporation Law ("DGCL") and Southern Security's By-Laws ("By-Laws"), the presence, in person or by proxy, of the holders of a majority of the outstanding shares is necessary to constitute a quorum of the shareholders to take action at the Special Meeting. The number of shares whose holders are present, or represented by proxy, will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Under the DGCL and the By-Laws, a majority of the outstanding stock entitled to vote, a plurality of the votes cast by the common shares must be voted in favor of the proposal to be approved. For voting purposes, all proxies marked "for", "against", or "abstain", will be voted in accordance with those instructions.

The cost of solicitation of proxies by the Board will be borne by Southern Security. In addition to solicitations by mail, employees of Southern Security and its subsidiary may solicit proxies in person, by facsimile transmission, or by telephone, but no employee of Southern Security or its subsidiary will receive any compensation for their solicitation activities in addition to their regular compensation. Southern Security will reimburse the reasonable expenses of brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of Southern Security stock held of record by such persons.

The Board has fixed the close of business on June 10, 2002 as the record date for determining which shareholders are entitled to notice of and to vote at the Special Meeting. There were 23,750,544 common shares outstanding and entitled to vote at the close of business on June 10, 2002.

Item 1.	PROPOSAL TO CONSIDER AND TAKE ACTION UPON APPROVAL OF AN AMENDMENT TO SOUTHERN SECURITY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO PANAMERICAN BANCORP.

The Board of Directors, by resolution adopted on February 26, 2002, approved and recommended for approval by Southern Security's stockholders an amendment to its Certificate to change the name of the corporation to PanAmerican Bancorp. The affirmative vote of the holders of a majority of the outstanding common shares is required for approval of the proposal.

On December 31, 2001, Southern Security and its subsidiary bank completed the acquisition of the assets and liabilities of PanAmerican Bank in accordance with an Asset Purchase Agreement dated May 15, 2001.

On January 18, 2002, the Bank changed its name to PanAmerican Bank in order to reflect the developing emphasis of its business operations. The proposed amendment to the Certificate would simply change Southern Security's name to PanAmerican Bancorp so as to be consistent with the new name of the Bank.

If the Shareholders approve these provisions as proposed, Southern Security will file a Certificate of Amendment to the Certificate with the Delaware Secretary of State changing Southern Security's corporate name to PanAmerican Bancorp as soon as practicable after the meeting.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION.

Unless marked otherwise, proxies received by Southern Security will be voted in favor of adoption of the proposed amendment to the Certificate.

BENEFICIAL OWNERSHIP OF SOUTHERN SECURITY'S COMMON STOCK BY CERTAIN PERSONS AND BY MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Southern Security's Common Stock as of June 10, 2002, by each person known by Southern Security to be the beneficial owner of more than five percent of any class of Southern Security's equity securities.

Name	Number of Shares		Percent of Total
First Bancorp 1519 Ponce De Leone Ave Stop 23 San Juan PR 00908-0146	1,865,329		7.9%
Stephen L. Perrone 3475 Sheridan Street #104 Hollywood FL 33021	1,590,149	(2)	6.7%
Martin & Edith Stein 21331 Greenwood Ct. Boca Raton, FL 33433	1,425,559		6.0%
Alberto Valle 3475 Sheridan St # 104 Hollywood, FL 33021	1,457,053	(3)	6.1%

  Information presented in this table has been obtained from the respective shareholders or from filings made with the Securities and Exchange Commission. Except as otherwise indicated, each holder has sole voting and investment power with respect to the shares indicated.

  Number for shares includes 998,721 shares held by a limited partnership and 381,579 held by a corporation with respect to which Mr. Perrone has sole voting power and shared investment power and options to purchase 80,000 shares that are exercisable within 60 days.

  Number of shares includes 1,377,053 shares held by corporations with which Mr. Valle has sole voting and shared investment power and options to purchase 80,000 shares that are exercisable within 60 days.

The following table sets forth information concerning the beneficial ownership of Common Stock as of June 10, 2002, by each director, nominee for director, and executive officer who would be named in Southern Security's compensation table, and by all directors and executive officers of Southern Security as a group.

Name (1)	Number of Shares	Percent of Total
R. David Butler, Jr. (2)	121,891	0.5%
Timothy S. Butler (3)	542,175	2.3%
Samuel S. Caliendo (4)	373,382	1.6%
Hugo A. Castro (5)	611,904	2.6%
Harold L. Connell (6)	520,238	2.2%
Nelson Famadas (7)	872,086	3.7%
Harold C. Friend (8)	586,960	2.5%
Michael Golden (9)	958,000	4.0%
Floyd D. Harper	15,500	0.1%
Leonard F. Marinello	671,428	2.8%
G. Carlton Marlowe (10)	283,829	1.2%
Phillip C. Modder (11)	929,978	3.9%
James F. Partridge	656,535	2.8%
Stephen L. Perrone (12)	1,590,149	6.7%
Eugene J. Strasser (13)	576,513	2.4%
Alberto Valle (14)	1,457,053	6.1%
All Directors and Executive Officers as a Group (16 persons) (15)	10,767,621	42.8%

  The business address of each of the persons identified above is at Southern Security Bank Corporation, P.O. Box 6699, Hollywood, Florida 33081-0699.
  Number of shares includes options to purchase 91,841 shares that are exercisable within 60 days.
  Number of shares includes 83,334 shares owned by a trust to which Mr. Butler has sole voting and investment power and options to purchase 214,174 shares that are exercisable within 60 days.
  Number of shares includes options to purchase 80,000 shares that are exercisable within 60 days.
  Number of shares includes options to purchase 183,333 shares that are exercisable within 60 days.
  Number of shares includes options to purchase 91,667 shares that are exercisable within 60 days.
  Number of shares includes 189,714 shares owned by Mr. Famadas's wife
  Number of shares includes options to purchase 80,000 shares that are exercisable within 60 days and 134,211 shares owned by Mr. Friend as custodian for his children.
  Number of shares includes 266,000 shares held by a corporation and with respect to which Mr. Golden has sole voting and shared investment power.
  Number of shares includes options to purchase 80,000 shares that are exercisable within 60 days.
  Number of shares includes options to purchase 47,730 shares that are exercisable within 60 days, and 91,844 shares owned by Mr. Modder's wife.
  See footnote (2) to preceding table.
  Number of shares includes 379,005 shares owned by Mr. Strasser's wife and options to purchase 180,841 shares that are exercisable within 60 days.
  See footnote (3) to preceding table.
  Except as otherwise indicated above, the directors and officers own these shares directly.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the Proxy Statement for the next Annual Meeting must be submitted on a timely basis for the 2002 Annual Meeting of Shareholders. Shareholder proposals will be considered timely only if received by Southern Security at its principal executive offices no later than July 30, 2002, as the 2002 Annual Meeting date is currently scheduled to be held on Friday, September 20, 2002, at 9:30 a.m., at a location yet to be determined. Any such proposals, as well as any questions related thereto, should be directed to Southern Security to the attention of Mr. Floyd D. Harper, Vice President and Secretary.

OTHER MATTERS

Except for the matters set forth above, the Board knows of no other matters which may be presented at the Special Meeting of Shareholders, but if any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxies in accordance with their judgment in such matters.

July 15, 2002	By Order of the Board of Directors,

Philip C. Modder
President & CEO

SOUTHERN SECURITY BANK CORPORATION
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
On July 30, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SOUTHERN SECURITY BANK CORPORATION

The undersigned shareholder(s) of Southern Security Bank Corporation hereby appoints Floyd D. Harper and Timothy S. Butler, or either of them (with full power to act alone), with full power of substitution, as proxy or proxies, to represent and vote as designated below all the shares of Common Stock of Southern Security Bank Corporation ("Southern Security"), which the undersigned may be entitled to vote, at the Special Meeting of Shareholders of Southern Security to be held at the company offices at 3475 Sheridan Street Hollywood, Florida 33021 at 9:30 a.m., on Tuesday, July 30, 2002, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are authorized to vote on the following matters to the extent the shares represented are entitled to vote.

  Proposal to amend Southern Security's Certificate of Incorporation to change the name of the corporation to PanAmerican Bancorp:

                    [ ] FOR                                 [ ] AGAINST                                 [ ] ABSTAIN

  SAID PROXIES ARE GIVEN DISCRETION TO VOTE UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO SOUTHERN SECURITY'S CERTIFICATE TO CHANGE THE NAME OF THE CORPORATION TO PANAMERICAN BANCORP AS NOTED IN PROPOSAL NO. 1, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS.

Please sign exactly as name appears above. When signing as attorneys, executors, administrators, trustee or guardian, please give full title as such. Proxies issued by a corporation should be signed with full corporate name by a duly authorized officer or officers. If a partnership, please sign the partnership name by an authorized person. For joint tenants, each owner is required to sign.

___________________
Dated	Signature of Stockholder[s]

PLEASE SIGN, DATE, AND RETURN PROXY